SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2007

CENTENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33395 (Commission file number)	42-1406317 (IRS Employer Identification No.)

7711 Carondelet Avenue, St. Louis, Missouri 63105
(Address of principal executive office and zip code)
Registrant’s telephone number, including area code: (314) 725-4477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06 MATERIAL IMPAIRMENTS

On December 6, 2007, the Company issued a press release announcing a 2007 fourth quarter pre-tax charge of $12 million.  Approximately $8 million of the charge represents impairment of the value of certain real estate assets associated with the Company's previously planned headquarters development in Clayton, Missouri.  The full text of the press release was included as Exhibit 99.1 to Form 8-K filed on December 6, 2007.  The information contained in the website cited in the press release is not a part of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits.

    99.1 Press release of Centene Corporation issued December 6, 2007, incorporated herein by reference to Exhibit 99.1 to Form 8-K filed December 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007	CENTENE CORPORATION
	By:	/s/ J. PER BRODIN
J. Per Brodin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of Centene Corporation issued December 6, 2007, incorporated herein by reference to Exhibit 99.1 to Form 8-K filed December 6, 2007.